SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2018

 IBERIABANK CORPORATION
(Exact name of Registrant as Specified in Charter)

Louisiana	001-37532	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
200 West Congress Street, Lafayette, Louisiana 70501
(Address of Principal Executive Offices)
(337) 521-4003
Registrant’s telephone number, including area code
NOT APPLICABLE
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of the Company was held on May 9, 2018. At the 2018 Annual Meeting, the persons listed below were elected to serve as directors of the Company, each for a term of three years; the appointment by the Audit Committee of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2018 was ratified; and a non-binding resolution in support of the compensation of the Named Executive Officers was approved.
The Judges of Election reported the vote of shareholders at the 2018 Annual Meeting as follows:
PROPOSAL 1: Election of Directors

NAME	FOR	WITHHELD
Ernest P. Breaux, Jr.	35,103,079	9,624,666
Daryl G. Byrd	40,986,136	3,741,609
John N. Casbon	35,498,054	9,229,691
John E. Koerner, III	37,026,057	7,701,688

In addition, there were 4,648,566 broker non-votes.

PROPOSAL 2: Ratify Appointment of Ernst & Young LLP

FOR	AGAINST	ABSTAIN
48,338,510	1,006,305	31,497

PROPOSAL 3: Approval of a non-binding advisory resolution to approve the compensation of Named Executive Officers

FOR	AGAINST	ABSTAIN
39,356,877	5,279,210	91,659

In addition, there were 4,648,566 broker non-votes.

Item 8.01	Other Events.

Share Repurchase Program
On May 10, 2018, the Board of Directors authorized a new share repurchase program (the “Share Repurchase Program”), pursuant to which the Company may, from time to time, purchase up to 1,137,500 shares of its common stock. Share repurchases may be executed through various means, including open market transactions, privately negotiated transactions or otherwise at the discretion of management of the Company. The Share Repurchase Program does not obligate the Company to purchase any shares, and is anticipated to extend over a two-year time frame, or earlier if the shares have been repurchased. The authorization for the Share Repurchase Program may be terminated, increased or decreased by the Company’s Board in its discretion at any time.
A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits:

99.1	Press Release dated May 10, 2018, announcing the Company’s Share Repurchase Program.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: May 10, 2018	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release dated May 10, 2018, announcing the Company’s Share Repurchase Program.